SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement       [   ]  Confidential, For Use of the Commission
[ X ]  Definitive Proxy Statement               Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Under Rule 14a-12


                         CARDINAL FINANCIAL CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
(5)  Total fee paid:

-------------------------------------------------------------------------------
[  ] Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
[  ] Check box if any part of the fee is offset as provided  in  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

-------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
     (3) Filing Party:

-------------------------------------------------------------------------------
     (4) Date Filed:

-------------------------------------------------------------------------------

                         CARDINAL FINANCIAL CORPORATION




Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of Cardinal Financial Corporation (the "Company"), which will be held on June 13, 2001 at 7:00 P.M., at Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia. At the Meeting, four directors will be elected for terms of three years each. Shareholders also will vote to approve an amendment to the Company's 1999 Stock Option Plan.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed with this mailing. If you decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect.

         The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Meeting.

                                            Sincerely yours,




                                            L. BURWELL GUNN, JR.
                                            President and
                                            Chief Executive Officer


Fairfax, Virginia
May 15, 2001

                         CARDINAL FINANCIAL CORPORATION

                                10555 Main Street
                                    Suite 500
                             Fairfax, Virginia 22030

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 13, 2001


NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the holders of shares of Common Stock ("Common Stock") of Cardinal Financial Corporation (the "Company") will be held at Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia, on June 13, 2001 at 7:00 P.M., for the following purposes:

         1. To elect four directors for terms of three years each, or until their successors are elected and qualify;

         2.       To approve an  amendment  to the  Company's  1999 Stock Option
                  Plan; and

         3. To transact such other business as may properly come before the meeting.

         Holders of shares of Common Stock of record at the close of business on April 25, 2001 will be entitled to vote at the Meeting.

         You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting. A postage-paid return envelope is enclosed for your convenience.

         If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

                                         BY ORDER OF THE BOARD OF DIRECTORS




                                         Nancy K. Falck
                                         Secretary

Fairfax, Virginia
May 15, 2001

                         CARDINAL FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 13, 2001

                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of the common stock, par value $1.00 per share ("Common Stock"), of Cardinal Financial Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders to be held on June 13, 2001 at 7:00 P.M., at the Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia, and at any adjournment thereof (the "Meeting"). At the Meeting, four directors will be elected for terms of three years each. Shareholders also will vote to approve an amendment to the Company's 1999 Stock Option Plan (the "Stock Option Plan").

         The principal executive offices of the Company are located at 10555 Main Street, Suite 500, Fairfax, Virginia 22030. The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company's shareholders is May 15, 2001.

         The Board of Directors has fixed the close of business on April 25, 2001 as the record date (the "Record Date") for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, there were 4,253,172 shares of Common Stock outstanding held by 235 shareholders of record. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

         As of March 31, 2001, directors and executive officers of the Company and their affiliates, as a group, owned of record and beneficially a total of 992,781 shares of Common Stock, or approximately 21.2% of the shares of Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy and FOR the amendment to the Stock Option Plan.

         A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

         Shareholders of the Company are requested to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by the Company will be voted for approval of the directors nominated for election and for approval of the amendment to the Stock Option Plan.

         Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Company, by executing and delivering a substitute proxy to the Company or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the date of the Meeting, to Nancy K. Falck, Secretary, Cardinal Financial Corporation, 10555 Main Street, Suite 500, Fairfax, Virginia 22030.

         The cost of soliciting proxies for the Meeting will be borne by the Company.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Four directors are to be elected to serve for terms of three years each. The Board of Directors acts as a Nominating Committee for selecting the nominees for election as directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable.

         Under the Company's Bylaws, notice of a proposed nomination or a shareholder proposal meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.
Assuming a date of June 13, 2002 for the 2002 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than April 14, 2002 and no earlier than March 15, 2002.

         The Company's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Company's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and
(ii) the class and amount of such shareholder's beneficial ownership of the Company's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of the Company.

         The following information sets forth the names, ages, principal occupations and business experience for the past five years for all nominees and incumbent directors.

                              Nominees for Election
                           for Terms Expiring in 2004

         Wayne W. Broadwater, 77, has been a director since 1997. Mr. Broadwater served as President and CEO of Shipmates, Ltd., a chain of tool and equipment rental and sales companies that he founded in 1972, until its sale in 1997.

         Harvey W. Huntzinger, 74, has been a director since 1997. Mr. Huntzinger is a founder of National Systems Management Corporation, a service company organized in 1972, and was its President and CEO until his retirement in 1998.

         Harold E. Lieding, 64, has been a director since 2000. Mr. Lieding served as Chairman of the Board and a director of Heritage Bancorp Inc. and its predecessor The Heritage Bank (collectively, "Heritage") from 1990 until its acquisition by the Company in 2000. Mr. Lieding is an attorney and has practiced law in McLean, Virginia, since 1970.

         John H. Rust, Jr., 53, has been Chairman of the Board since 1997. Mr. Rust is an attorney with the law firm of Rust & Rust in Fairfax, Virginia. He had previously been of counsel in the law firm of McCandlish and Lillard. Mr. Rust is a member of the Virginia House of Delegates.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

                               Incumbent Directors
                       Serving for Terms Expiring in 2003

         Robert M. Barlow, 71, has been a director since 1997. Mr. Barlow was the founder and principal shareholder of a group of companies engaged in construction, manufacturing and real estate in northern Virginia for 38 years. In 1995, he sold those ventures and is now retired.

         James D. Russo, 54, has been a director since 1997. Mr. Russo has been the Managing Director of Potomac Consultants Group in Virginia since 2000. He was Senior Vice President and Chief Financial Officer of Shire Laboratories, Inc., a pharmaceutical research and development company in Rockville, Maryland, from 1994 to 2000.

         George P. Shafran, 74, has been a director since 2000. Mr. Shafran was a director of Heritage from 1998 to 2000. Mr. Shafran is president of Geo. P. Shafran & Associates, Inc., a consulting firm in McLean, Virginia. He is also involved in several partnerships and is the Chairman of the AAA MidAtlantic Advisory Board.

                               Incumbent Directors
                       Serving for Terms Expiring in 2002

         Nancy K. Falck, 71, has been a director since 1997. Ms. Falck has been Secretary of the Company since 1998. She is active in community affairs and is past President of the Board of Directors of the Family Respite Center (a day program that helps people with Alzheimer's disease) and a Commissioner on the Fairfax Area Council on Aging.

         L. Burwell Gunn, Jr., 56, has been a director since 1997. Mr. Gunn has been President and Chief Executive Officer of the Company since 1997 and was President of Cardinal Bank, N.A., a subsidiary of the Company, from 1997 to 1999. Prior to 1997, he was Executive Vice President and Commercial Division Head of the Greater Washington Region of Crestar Bank, where he worked in various positions for 25 years.

         Jones V. Isaac, 69, has been a director since 1997. Mr. Isaac is President of Isaac Enterprises, Inc., a service-oriented firm located in Potomac, Maryland. Prior to 1995, Mr. Isaac was the Administrator of Finance and Administration for the Construction Specifications Institute, where he had been employed since 1967.

         J. Hamilton Lambert, 60, has been a director since 1999. Mr. Lambert is President of J. Hamilton Lambert and Associates, a consulting firm based in Leesburg, Virginia. He served as County Executive of Fairfax County from August 1980 to December 1990.

         Kevin B. Tighe, 56, has been a director since 2000. Mr. Tighe was a director of Heritage from 1994 to 2000. Mr. Tighe is a senior partner in the law firm of Tighe Patton Armstrong Teasdale in Washington, D.C. He is also the owner and Chairman of the Board of Directors of the McLean Racquet and Health Club in McLean, Virginia.

The Board of Directors and Committees

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Company's annual meeting of shareholders. The Board of Directors held 12 meetings in the year ended December 31, 2000. For the year ended December 31, 2000, each of the Company's directors, except for Mr. Tighe, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the director served.

         The Board of Directors has both an Audit Committee and a Compensation Committee.

         The Audit Committee consists of Mr. Isaac, as Chairman, Ms. Falck and Messrs. Huntzinger, Lieding, and Russo. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. It reviews and accepts the reports of the Company's independent auditors, internal auditor and federal examiners. The Audit Committee met four times during the year ended December 31, 2000. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

         The Compensation Committee consists of Mr. Russo, as Chairman, and Messrs. Huntzinger, Isaac, Lambert, and Tighe. The Compensation Committee reviews senior management's performance and compensation and reviews and sets guidelines for compensation of all employees. The Compensation Committee met two times during the year ended December 31, 2000.

Executive Officers and Significant Employees

         The following information sets forth the names, ages, principal occupations and business experience for the past five years for all executive officers and significant employees. Such information with respect to L. Burwell Gunn, Jr., the Company's President and Chief Executive Officer, is set forth above.

         Christopher W. Bergstrom, 41, has been President of Cardinal Bank - Manassas/Prince William, N.A., a subsidiary of the Company, since 1999 and Executive Vice President and Commercial Lending Officer of the Company since 1998. Prior to 1998, Mr. Bergstrom was employed with Crestar Bank, where he served in a variety of retail and commercial functions.

         Carl E. Dodson, 46, has been President of Cardinal Bank - Potomac, a subsidiary of the Company, and Executive Vice President of the Company since October 2000. From 1998 to October 2000, he was Senior Vice President and Chief Credit Officer of the Company. From 1997 to 1998, Mr. Dodson was Chief Financial Officer of C.C. Pace Resources, Inc., an engineering company in Fairfax, Virginia. Prior to 1997, he was the senior commercial lending officer of Palmer National Bank ("Palmer") in Washington, D.C. and, following Palmer's sale to George Mason Bank ("George Mason") in 1996, Senior Vice President of Credit Administration of George Mason.

         Thomas C. Kane, 39, has been President of Cardinal Wealth Services, Inc., a subsidiary of the Company that offers full service investment management products, since December 1998. Prior to that time, Mr. Kane was Senior Vice President and Division Manager, Retail Securities & Personal Trust & Investment Management Sales for Crestar Bank in its Greater Washington Region.

         F. Kevin Reynolds, 41, has been President of Cardinal Bank, N.A. since 1999 and Executive Vice President and Senior Lending Officer of the Company since 1998. Prior to 1998, Mr. Reynolds was the senior lending officer responsible for all facets of the commercial lending business of George Mason and helped create George Mason's commercial lending group.

         William J. Ridenour, 49, has been Executive Vice President and Chief Credit Officer of the Company since January 2001. Prior to 2001, he was Executive Vice President and Manager of Commercial Banking of George Mason and its successor, United Bank, in Fairfax and Tysons Corner, Virginia.

         Eleanor D. Schmidt, 40, has been Executive Vice President and Retail Banking Head of the Company since 1998. Prior to 1998, Ms. Schmidt was employed with NationsBank, where she managed multiple branches in the Fairfax area serving a large and diverse deposit and loan base.

         Greg D. Wheeless, 40, has been President of Cardinal Bank - Dulles, N.A., a subsidiary of the Company, since 1999 and Executive Vice President of the Company since 1998. Prior to 1998, Mr. Wheeless was employed with Crestar Bank, which he joined in 1989 as Vice President, Commercial Lender, and where he served most recently as Senior Vice President and Northern Virginia Middle Market Manager.

Security Ownership of Management

         The following table sets forth information as of March 31, 2001 regarding the number of shares of Common Stock beneficially owned by each director, by each executive officer named in the summary compensation table below and by all current directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                              Common Stock           Percentage
    Name                                 Beneficially Owned (1)     of Class (%)
    ----                                 ----------------------     ------------

    Robert M. Barlow                             104,000                2.4
    Christopher W. Bergstrom                      15,946                 *
    Joseph L. Borrelli                            18,459                 *
    Wayne W. Broadwater                           31,000                 *
    Carl E. Dodson                                10,736                 *
    Nancy K. Falck                                30,667                 *
    L. Burwell Gunn, Jr.                          50,490                1.2
    Harvey W. Huntzinger                         134,500                3.2
    Jones V. Isaac                                57,400                1.4
    J. Hamilton Lambert                           14,925                 *
    Harold E. Lieding (2)                        346,493                7.5
    F. Kevin Reynolds                             18,457                 *
    James D. Russo                                65,800                1.6
    John H. Rust, Jr.                             45,060                1.1
    George P. Shafran (2)                         35,566                 *
    Kevin P. Tighe (2)                            18,440                 *
    Greg D. Wheeless                               5,057                 *

    All current executive officers and
    directors as a group (18 persons)            992,781                21.2

---------------------
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
(1) The number of shares of Common Stock shown in the table includes 68,343 shares held for certain directors and executive officers in the Company's 401(k) plan as of March 31, 2001, and 70,432 shares that certain directors and executive officers have the right to acquire through the exercise of stock options within 60 days following March 31, 2001, including certain stock options granted in 2001 subject to shareholder approval. See "Proposal Two - Approval of an Amendment to the 1999 Stock Option Plan."
(2) The number of shares of Common Stock shown in the table includes shares that certain directors have the right to acquire through the conversion of shares of the Company's 7.25% Cumulative Convertible Preferred
         Stock, Series A, par value $1.00 per share ("Series A Preferred Stock"), as follows: Lieding, 333,443; Shafran, 23,714; and Tighe, 5,400.

Security Ownership of Certain Beneficial Owners

         The following table sets forth, as of March 31, 2001, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company's knowledge, more than five percent of the outstanding shares of Common Stock.


                                          Common Stock              Percentage
    Name                             Beneficially Owned (1)        of Class (%)
    ----                             ----------------------        ------------

    Harold E. Lieding                        346,493                   7.5
    1433 Blandfield Drive
    Vienna, Virginia  221182

---------------------
(1) The number of shares of Common Stock shown in the table includes 13,040 shares that Mr. Lieding has the right to acquire through the exercise of stock options within 60 days following March 31, 2001, including certain stock options granted in 2001 subject to shareholder approval (see "Proposal Two - Approval of an Amendment to the 1999 Stock Option Plan"), and 333,443 shares that Mr. Lieding has the right to acquire through the conversion of shares of Series A Preferred Stock.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and any persons who own more than 10% of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2000, all filing requirements applicable to its officers and directors were met, except that Harvey W. Huntzinger, a director, inadvertently filed late a report on Form 4 covering two purchases of shares of Common Stock in March and June 2000.

Executive Compensation

         The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served.

                           Summary Compensation Table

                                                  Annual Compensation                 Long Term Compensation
                                                  -------------------                 ----------------------
                                                                                  Securities
           Name and                                              Other Annual     Underlying        All Other
      Principal Position       Year    Salary ($)  Bonus ($)   Compensation ($)  Options(#)(1)   Compensation($)(2)
      ------------------       ----    ----------  ---------   ----------------  -------------   ------------------
L. Burwell Gunn, Jr.           2000       163,562    42,325           *             14,000          19,600
President and Chief Executive  1999       159,497    42,325           *             14,750          12,959
   Officer                     1998       150,000    50,000           *              1,250           5,247

F. Kevin Reynolds              2000       108,037    26,000           *              3,000          11,963
President, Cardinal Bank, N.A. 1999       104,587    26,000           *              3,131           3,685
                               1998(3)     98,640    30,000           *                  -             545

Christopher W. Bergstrom       2000       108,037    23,000           *              2,554          17,833
President, Cardinal Bank -     1999       105,504    23,000           *              3,131           8,060
   Manassas/Prince William,    1998(4)     70,189    30,000           *                  -           3,405
   N.A.

Carl E. Dodson                 2000       105,370    22,000           *              3,000           3,757
President, Cardinal Bank       1999       101,202    14,700           *              1,534             398
   -Potomac                    1998(5)     54,594         -           *                  -               -

Joseph L. Borrelli             2000       106,468    20,000           *              2,222           8,852
Former Executive Vice          1999       103,846    20,000           *              2,818           8,565
   President and Chief         1998        90,670    27,000           *                  -           3,544
   Financial Officer(6)

Greg D. Wheeless,              2000       106,468    18,540           *              2,060          23,456
President, Cardinal Bank -     1999       103,726    18,540           *              2,159           7,301
   Dulles, N.A.                1998(7)     30,006    13,000           *                  -               -

---------------------

* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(1) Amounts disclosed include 750 shares of Common Stock for the year ended December 31, 1999 and 1,250 shares of Common Stock for the year ended December 31, 1998 that underlie options granted to Mr. Gunn in his capacity as a director of the Company.
(2) Amounts describes represent (i) the gross value of payments made by the Company pursuant to life insurance agreements between the Company and the named executive officers and (ii) total contributions to the Company's 401(k) plan on behalf of each of the named executive officers to match pre-tax elective deferral contributions (which are included under the "Salary" column) made by each to such plan.
(3)      Mr.  Reynolds'  employment  with the Company  commenced  on January 19,
         1998.
(4)      Mr. Bergstrom's employment with the Company commenced on April 6, 1998.
(5)      Mr. Dodson's employment with the Company commenced on May 25, 1998.
(6)      Mr. Borrelli's employment with the Company terminated on May 4, 2001.
(7)      Mr.  Wheeless's  employment  with the Company  commenced  on August 31,
         1998.

Stock Options

         The following table sets forth for the year ended December 31, 2000 the grants of stock options to the named executive officers.

                        Option Grants In Last Fiscal Year

                                                         Percent of Total
                                      Number of         Options Granted to
                                Securities Underlying      Employees in       Exercise or Base
Name                              Options Granted(1)    Fiscal Year (%)(2)   Price ($/Share)(3)     Expiration Date
----                              ------------------    ------------------   ------------------     ---------------
L. Burwell Gunn, Jr.                    14,000                 19.2                  7.50           February 9, 2010

F. Kevin Reynolds                        3,000                  4.1                  5.50           February 9, 2010

Christopher W. Bergstrom                 2,554                  3.5                  5.50           February 9, 2010

Carl E. Dodson                           3,000                  4.1                  5.50           February 9, 2010

Joseph L. Borrelli                       2,222                  3.0                  5.50           February 9, 2010

Greg D. Wheeless                         2,060                  2.8                  5.50           February 9, 2010

---------------------
(1) All options were granted to the named executive officers in their capacities as such and become fully exercisable after three years.
(2) Options to purchase a total of 73,039 shares of Common Stock were granted to employees during the year ended December 31, 2000.
(3) Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award.

         In the year ended December 31, 2000, no stock options were exercised by any of the named executive officers. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2000.

                          Fiscal Year End Option Values

                                                 Number of
                                           Securities Underlying                     Value of Unexercised
                                          Unexercised Options at                     In-the-Money Options
                                              Fiscal Year End                      at Fiscal Year End ($)(2)
                                              ---------------                      -------------------------

Name                                Exercisable(1)       Unexercisable         Exercisable         Unexercisable
----                                --------------       -------------         -----------         -------------

L. Burwell Gunn, Jr.                    2,000                 28,000                --                   --

F. Kevin Reynolds                        --                    6,131                --                   --

Christopher W. Bergstrom                 --                    5,685                --                   --

Carl E. Dodson                           --                    4,534                --                   --

Joseph L. Borrelli                       --                    5,040                --                   --

Greg D. Wheeless                         --                    4,750                --                   --

---------------------
(1) Amounts disclosed represent shares of Common Stock that underlie options granted to Mr. Gunn in 1998 and 1999 in his capacity as a director of the Company.
(2) The value of in-the-money options at fiscal year end is calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market on December 31, 2000 and the exercise price of the options. No options disclosed in the table were in-the-money as of December 31, 2000.


Director Compensation

         Directors of the Company do not receive any cash compensation. In lieu of cash fees for service on the Board of Directors, each non-employee director of the Company is granted annually options to purchase 2,000 shares of Common Stock. Such options are granted with an exercise price at or above the fair market value of the Common Stock and expire ten years from the date of grant.

Compensation and Other Employment Arrangements

         Each of Carl E. Dodson and Greg D. Wheeless has employment agreements with the Company. Mr. Dodson's agreement, which is dated as of November 3, 2000, provides for his service as Executive Vice President of the Company and President and Chief Executive Officer of Cardinal Bank - Potomac and provides for a base salary of $106,000. Mr. Wheeless's agreement, which is dated as of August 31, 1998, provides for his service as Executive Vice President of the Company and President and Chief Executive Officer of Cardinal Bank - Dulles, N.A.. and provides for a base salary of $100,000.

         Both agreements include annual salary increases at the discretion of the Board of Directors and cash bonuses up to 30% of the salary based on the attainment of certain performance objectives by the individual. The agreements also include stock option grants up to 20% of salary based on the attainment of such objectives. Such grants are awarded with an option exercise price equal to the fair market value of shares of Common Stock at the date of grant, and the options vest and become exercisable three years after the date of grant. Each of these agreements is for a term of three years and may be renewed for an additional two-year period.

Transactions with Management

         Some of the directors and officers of the Company are at present, as in the past, customers of the Company, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate outstanding balance of loans to directors, executive officers and their associates, as a group, at December 31, 2000 totaled approximately $3.3 million, or 9.7% of the Company's equity capital at that date.

         There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.


                                  PROPOSAL TWO

                            APPROVAL OF AN AMENDMENT
                          TO THE 1999 STOCK OPTION PLAN

General

         On March 22, 1999, the Board of Directors of the Company approved the Stock Option Plan, which was submitted to and approved by the Company's shareholders on June 10, 1999. The Stock Option Plan is intended to provide a means for selected key employees and directors of the Company to increase their personal financial interest in the Company, thereby stimulating the efforts of these employees and directors and strengthening their desire to remain with the Company. References to the "Company" in this section will include any subsidiary corporation.

         The Stock Option Plan permits the award of shares of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") to directors, eligible officers and key employees of the Company and its subsidiaries upon such terms as the Board of Directors may determine, consistent with the terms of the Stock Option Plan. The principal features of the Stock Option Plan, as amended, are summarized below.

Amendment to the Stock Option Plan

         The Stock Option Plan initially authorized the issuance of up to 400,000 shares of Common Stock to assist the Company in recruiting and retaining key management personnel. On April 23, 2001, the Board of Directors resolved that the Stock Option Plan be amended to increase the number of shares of Common Stock currently reserved for issuance by 225,000, subject to shareholder approval. As a result, the Stock Option Plan, as so amended, reserves 625,000 shares of Common Stock for issuance. As of April 30, 2001, the market value of the 625,000 shares that are issuable under the Stock Option Plan, as amended, was $3,250,000. Except for increasing the number of shares issuable, the Stock Option Plan has not been amended.

         Options to purchase 439,792 shares have been granted and 185,208 shares remain available for grants and awards under the Stock Option Plan. The grants of all options to purchase shares of Common Stock not included in the 400,000 shares of Common Stock initially reserved for issuance under the Stock Option Plan were made by the Company subject to the approval by the shareholders of the increase in the number of shares of Common Stock reserved for issuance under the Stock Option Plan.

         The following table sets forth information relating to all grants of stock options under the Stock Option Plan to (i) each executive officer named in the summary compensation table above, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and
(iv) all employees, including all current officers who are not executive officers, as a group.


                                              Number of Securities                            Value of Unexercised
                                               Underlying Options       Exercise or Base    In-the-Money Options at
                                                   Granted(1)           Price ($/Share)       April 30, 2001 ($)(2)
                                                   ----------           ---------------       ---------------------
L. Burwell Gunn, Jr.                                   48,000              4.50 - 7.50                 12,600

F. Kevin Reynolds                                      10,931              4.50 - 7.50                  3,360

Christopher W. Bergstrom                               10,485              4.50 - 7.50                  3,360

Carl E. Dodson                                          9,334              4.50 - 7.50                  3,360

Joseph L. Borrelli                                      5,040              5.50 - 7.50                      0

Greg D. Wheeless                                        8,351              4.50 - 7.50                  2,520

Executive Group                                       105,401              4.50 - 7.50                 29,260

Non-Executive Director Group                           95,902              2.41 - 6.75                 78,945

Non-Executive Officer Employee Group                  163,301              3.27 - 7.00                 34,690


---------------------

(1) Stock options were awarded at or above the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market at the date of award. Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options granted in 2001 subject to shareholder approval.
(2) The value of in-the-money options was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market on April 30, 2001 and the exercise price of the options.


         The Company intends to continue to grant options to purchase shares of Common Stock under the Stock Option Plan to directors, eligible officers and key employees. No determination has been made as to which of the persons eligible to participate in the Stock Option Plan will receive awards under the Stock Option Plan in the future, and, therefore, the future benefits to be allocated to any individual or to various groups of participants are not presently determinable.

Administration

         The Stock Option Plan is administered by the Board of Directors. The Board of Directors has the sole discretion, subject to certain limitations, to interpret the Stock Option Plan; to select Stock Option Plan participants; to determine the type, size, terms and conditions of awards under the Stock Option

Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Stock Option Plan. All determinations of the Board of Directors are conclusive. All expenses of administering the Stock Option Plan will be borne by the Company.

Eligibility

         Any director, officer or employee of the Company or its subsidiaries who, in the judgment of the Board of Directors, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary is eligible to participate in the Stock Option Plan.

Individual Agreements

         The Board of Directors has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Stock Option Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Exchange Act, which exempts grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

         Subject to the provisions of the Stock Option Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 625,000 shares of authorized but unissued Common Stock may be issued pursuant to the Stock Option Plan. Any shares of Common Stock subject to an ISO or NQSO that are not issued prior to the expiration of such awards will again be available for award under the Stock Option Plan.

Incentive Stock Options and Non-Qualified Stock Options ("Options")

         The Board of Directors may authorize the grant of either ISOs, as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or NQSOs, which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Board of Directors, but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Board of Directors, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date that the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of Common Stock issued upon exercise of an Option will be paid in full to the Company at the time of the exercise of the Option in cash, or at the discretion of the Board of Directors, by surrender to the Company of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date that the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Board of Directors;
(6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and
(7) the Board of Directors may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the Stock Option Plan.

Amendment or Termination

         The Board of Directors may amend or terminate the Stock Option Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) increases the aggregate number of shares that may be issued under the Stock Option Plan, (ii) materially increases the benefits to participants under the Stock Option Plan, or (iii) changes the requirements as to eligibility for participation in the Stock Option Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the Stock Option Plan from the exemption provided by Rule 16b-3.

Duration of Plan

         No Option may be granted under the Stock Option Plan after November 23, 2008. Options granted before November 23, 2008, shall remain valid in accordance with their terms.

Tax Status

         Under current federal income tax laws, the principal federal tax consequences to participants and to the Company of the grant and exercise of ISOs and NQSOs, pursuant to the provisions of the Stock Option Plan, are summarized below.

         Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date that the Option was granted until three months before the date of exercise; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the Option for one year after exercise (and for two years from the date of grant of the Option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

         In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the Common Stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the Common Stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the option price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

         Non-Qualified Stock Options. NQSOs granted under the Stock Option Plan are not taxable to a participant at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year that the participant recognizes this income.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE STOCK OPTION PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

                              INDEPENDENT AUDITORS

         KPMG LLP has been appointed to perform the audit of the Company's financial statements for the year ending December 31, 2001. KPMG LLP has acted as the Company's auditors since 1997 and has reported on financial statements during that period. A representative from KPMG LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The five members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year was $75,000.

Financial Information System Design and Implementation Fees

         No fees were billed by KPMG LLP for any services related to financial information systems design and implementation for fiscal year 2000.

All Other Fees

         The aggregate amount of fees billed by KPMG LLP for all other non-audit services, including professional services rendered for tax returns, accounting assistance and procedures in connection with the acquisition of Heritage, for fiscal year 2000 was $117,900.

Audit Committee Report

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                                    Audit Committee
                                      Jones V. Isaac
                                      Nancy K. Falck
                                      Harvey W. Huntzinger
                                      Harold E. Lieding
                                      James D. Russo


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2000 has been furnished to shareholders. Additional copies may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO NANCY
K. FALCK, SECRETARY, CARDINAL FINANCIAL CORPORATION, 10555 MAIN STREET, SUITE 500, FAIRFAX, VIRGINIA 22030. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                        PROPOSALS FOR 2002 ANNUAL MEETING

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2002 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 10555 Main Street, Suite 500, Fairfax, Virginia 22030, no later than January 15, 2002 in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. It is urged that any such proposals be sent by certified mail, return receipt requested.

         The Company's Bylaws also prescribe the procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For more information on these procedures, see "Election of Directors."

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                        By Order of The Board of Directors




                                        Nancy K. Falck
May 15, 2001                            Secretary

                                                                       Exhibit A

                         CARDINAL FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

I.       Continuous Activities - General

1. Provide an open avenue of communication between the independent auditor, Internal Audit and the Board of Directors.

2. Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3. Confirm and assure the independence of the independent auditor and the objectivity of the internal auditor.

4. Review with the independent auditor and the Director of Internal Audit the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5. Inquire of management, the independent auditor and the Director of Internal Audit about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

6. Consider and review with the independent auditor and the Director or Internal Audit:

         (a) The adequacy of the Corporation's internal controls, including computerized information system controls and security.

         (b)      Related  findings  and   recommendations  of  the  independent
                  auditor and Internal Audit together with the management's responses.

7. Consider and review with management, the Director of Internal Audit and the independent auditor:

         (a) Significant findings during the year, including the status of previous audit recommendations.

         (b) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

         (c) Any changes required in the planned scope of the internal audit plan.

         (d)      The Internal Audit Department charter, budget and staffing.

8. Meet periodically with the independent auditor, the Director of Internal Audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

9. Report periodically to the Board of Directors on significant results of the foregoing activities.

10. Instruct the independent auditor that the Board of Directors, as the shareholders' representative, is the auditor's client.

II.      Continuous Activities - Re: Reporting Specific Policies

1. Advise financial management and the independent auditor they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2. Provide that financial management and the independent auditor discuss with the Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3. Inquire as to the auditor's independent qualitative judgements about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Corporation.

4. Inquire as to the auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and
         whether  those   principles  are  common   practices  or  are  minority
         practices.

5. Determine, as regards new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

6. Assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

7. Inquire as to the auditor's views about how the Corporation's choices of accounting principles and disclosure practices may affect public views and attitudes about the Corporation.


III.     Scheduled Activities

1. Recommend the selection of the independent auditor for approval by the Board of Directors and shareholders approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

2. Consider, in consultation with the independent auditor and the Director of Internal Audit, the audit scope and plan of the independent auditor and the internal auditors.

3.       Review with  management  and the  independent  auditor,  the results of
         annual  audits  and  related   comments  in  consultation   with  other
         committees as deemed appropriate , including:

         (a) The independent auditor's audit of the Corporation's annual financial statements, Accompanying footnotes and its report thereon.

         (b) Any significant changes required in the independent auditor's audit plans.

         (c) Any difficulties or disputes with management encountered during the course of the audit.

         (d) Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

4. Review annually with the independent auditor and the Director of Internal Audit the results of the monitoring of compliance with the Corporation's regulatory compliance.

5.       Describe   in  the   Corporation's   Annual   Report  the   Committee's
         compensation, and responsibilities and how they were discharged.

6. Arrange for the independent auditor to be available to the full Board of Directors, at least annually, to help provide a basis for the Board to recommend to the Shareholders the appointment of the auditor.

7.       Review and update the Committee's Charter annually.


IV.      "When Necessary" Activities

1. Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

2. Review and approve requests for any management consulting engagement to be performed by the Corporation's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

3. Review periodically, with general counsel, legal and regulatory matters that may have a material impact on the Corporation's financial statements, compliance policies and programs.

4. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committees shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.

                                  [PROXY CARD]


                         Cardinal Financial Corporation

               Proxy Solicited on Behalf of The Board of Directors

         The undersigned hereby appoints L. Burwell Gunn, Jr. and Nancy K. Falck, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cardinal Financial Corporation, a Virginia corporation, to be held at the Fairview Park Marriott, 3111 Fairview Park Drive, Falls Church, Virginia, on Wednesday, June 13, 2001 at 7:00 P.M., local time, or any adjournments thereof, for the following purposes:

              (Continued and to be dated and signed on other side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Shareholders
                         CARDINAL FINANCIAL CORPORATION


                                 June 13, 2001








                 Please Detach and Mail in the Envelope Provided


      Please mark your
| X | votes as in this
      example

                            FOR                   WITHHOLD
                  nominees listed at right       AUTHORITY
                 (except as written on the     to vote for all
                         line below)       nominees listed at right
1.  To elect as directors   ___                      ___            Nominees: Wayne W. Broadwater
    the four persons       |   |                    |   |                     Harvey W. Huntzinger
    listed as nominees     |___|                    |___|                     Harold E. Lieding
    for terms expiring                                                        John H. Rust, Jr.
    in 2004.

(INSTRUCTION: To withhold authority to vote for any individual nominee listed at right, write that nominee's name on the space provided below.)

-------------------------------------------------------------------

                              FOR          AGAINST         ABSTAIN

2.  To approve an amendment   ___            ___             ___
    to the Company's 1999    |   |          |   |           |   |
    Stock Option Plan; and   |___|          |___|           |___|


3. To transact such other business as may properly come before the meeting.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY.


Signature___________________Signature___________________Printed Name___________________Dated_________, 2001
NOTE: (If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.)

  [COPY OF 1999 STOCK OPTION PLAN, AS AMENDED -- NOT PROVIDED TO SHAREHOLDERS]


                         CARDINAL FINANCIAL CORPORATION
                             1999 STOCK OPTION PLAN
                          (as amended April 23, 2001)

                                    ARTICLE I

                                   DEFINITIONS

         "Affiliate" means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

         "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, and any amendments thereto.

         "Committee" means the Executive Compensation Committee of the Board.

         "Common Stock" means the common stock of the Company.

         "Company" means Cardinal Financial Corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement.

         "Fair Market Value" means, on any given date, the closing price of a share of Common Stock as reported on the NASDAQ market on which the Common Stock trades ("NASDAQ") on such date, or if the Common Stock was not traded on the NASDAQ on such day, then on the next preceding day that the Common Stock was traded on such market, all as reported by such source as the Board may select.

         "Option" means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         "Participant" means an employee of the Company or an Affiliate, including an employee who is a member of the Board, or an individual who provides services to the Company or an Affiliate, who satisfies the requirements of Article IV and is selected by the Board to receive an Option.

         "Plan" means the Cardinal Financial Corporation 1999 Stock Option Plan.

         "Ten Percent Shareholder" means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                                   ARTICLE II

                                    PURPOSES

         The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE III

                                 ADMINISTRATION

         The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive. Neither the Board nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement. All expenses of administering this Plan shall be borne by the Company.

         The Board, in its discretion, may delegate to one or more officers of the Company or the Committee, all or part of the Board's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

         Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) or a person who provides services to the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Board, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company or an Affiliate may be selected to participate in this Plan.

                                    ARTICLE V

                              STOCK SUBJECT TO PLAN

5.01. Shares Issued. Upon the exercise of any Option the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02. Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise Options is Six Hundred Twenty-Five Thousand (625,000) shares. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article VII.

5.03. Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                   ARTICLE VI

                                     OPTIONS

6.01. Award. In accordance with the provisions of Article IV, the Board will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards.

6.02. Option Price. The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Board on the date of grant. The price per share for Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

6.03. Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Board on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option that is granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

6.04. Nontransferability. Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05. Transferable Options. Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. In addition to transfers described in the preceding sentence the Board may grant Options that are not incentive stock options that are transferable on other terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option must be transferred to the same person or persons or entity or entities.

6.06.   Employee  Status.  For  purposes of  determining  the  applicability  of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.07. Exercise. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

6.08. Payment. Useless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Board. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09. Installment Payment. If the Agreement provides, and if the Participant is employed by the Company on the date the Option is exercised, payment of all or part of the Option price may be made in installments. In that event the Company shall lend the Participant an amount equal to not more than ninety percent (90%) of the Option price of the shares acquired by the exercise of the Option. This amount shall be evidenced by the Participant's promissory note and shall be payable in not more than five equal annual installments, unless the amount of the loan exceeds the maximum loan value for the shares purchased, which value shall be established from time to time by regulations of the Board of Governors of the Federal Reserve System. In that event, the note shall be payable in equal quarterly installments over a period of time not to exceed five years. The Board, however, may vary such terms and make such other provisions concerning the unpaid balance of such purchase price in the case of hardship, subsequent termination of employment, absence on military or government service, or subsequent death of the Participant as in its discretion are necessary or advisable in order to protect the Company, promote the purposes of the Plan and comply with regulations of the Board of Governors of the Federal Reserve System relating to securities credit transactions.

         The Participant shall pay interest on the unpaid balance at the minimum rate necessary to avoid imputed interest or original issue discount under the Code. All shares acquired with cash borrowed from the Company shall be pledged to the Company as security for the repayment thereof. In the discretion of the Board, shares of stock may be released from such pledge proportionately as payments on the note (together with interest) are made, provided the release of such shares complies with the regulations of the Federal Reserve System relating to securities credit transactions then applicable. While shares are so pledged, and so long as there has been no default in the installment payments, such shares shall remain registered in the name of the Participant, and he shall have the right to vote such shares and to receive all dividends thereon.

6.10.   Shareholder   Rights.   No  Participant  shall  have  any  rights  as  a
shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11. Disposition of Stock. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                   ARTICLE VII

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         The maximum number of shares as to which Options may be granted under this Plan, and the terms of outstanding Options shall be adjusted as the Board shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article VII by the Board shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted, or the terms of outstanding Options.

                                  ARTICLE VIII

                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES

         No Option shall be exercisable, no Common Stock shall be issued and no certificates for shares of Common Stock shall be delivered, except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock or for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE IX

                               GENERAL PROVISIONS

9.01. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

9.02. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

9.03. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                    ARTICLE X

                                    AMENDMENT

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) the amendment changes the class of individuals eligible to become Participants or (iii) the amendment materially increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

                                   ARTICLE XI

                                DURATION OF PLAN

         No Option may be granted under this Plan after November 23, 2008. Options granted before that date shall remain valid in accordance with their terms.

                                   ARTICLE XII

                             EFFECTIVE DATE OF PLAN

         No Option shall be effective or exercisable unless this Plan is approved by a majority of the votes entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting within twelve months of such adoption.